EXHIBIT 32


                           SECTION 1350 CERTIFICATIONS


         In connection with the Quarterly Report of Global Entertainment Holdings/Equities, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), Jacob Dadon, the Chief Executive Officer and David Dadon, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.



August 20, 2007                        By: /s/ Jacob Dadon
                                           -------------------------------------
                                           Jacob Dadon
                                           President and Chief Executive Officer

                                       By: /s/ David Dadon
                                           -------------------------------------
                                           David Dadon
                                           Principal Financial Officer